2013 ANALYST/INVESTOR DAY Wabash National Corporation May 8, 2013

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2013 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate AeroSkirt ®, Walker, Brenner® and Beall® are marks owned by Wabash National, L.P. Transcraft ® and Benson® are marks owned by Transcraft Corporation.

2013 ANALYST/INVESTOR DAY Wabash National Corporation May 8, 2013 Dick Giromini President and Chief Executive Officer

4 Acquired assets of leading liquid tank and dry bulk trailer producer C OMPANY B ACKGROUND Acquired assets of leading aluminum flatbed producer Founded as a start - up IPO ( NYSE : WNC ) Achieved leading industry position Introduced the DuraPlate ® composite dry van trailer Record trailer production of 70,000 units Acquired leading liquid transport equipment producer Acquired leading steel flatbed producer Acquired assets of Acquired Cloud Oak Flooring Co. • 2012 Revenue: $1.5B • 4,400 Associates • 10 Manufacturing Locations in 3 Countries • 18 Company - Owned Retail Locations Launched DuraPlate Products Group business (Wabash Composites) 1985 1991 1994 1996 1997 1999 2006 2008 2009 2011 2012 2013

5 WNC 2007 P ROFILE Manufacturing Retail 2007 Sales: $953M • Dry & Refrigerated Vans • Platform Trailers 2007 Sales: $150M • 11 retail locations in U.S. • New & Used Trailer Sales • Parts & Service Wabash National Corporation

6 2007 S TRATEGIC P LAN

7 2007 S TRATEGIC P LAN G OALS / O BJECTIVES Focus on high - margin opportunities Mission: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies; Improve profitability via operational excellence; Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions. Diversify the Business Operational Excellence Grow the Business Objectives Goals Enhanced Shareholder Value Reduce Cyclicality Improve Profitability Drive Top - Line Growth

8 2007 S TRATEGIC P YRAMID : E XECUTABLE I NITIATIVES 15. Develop New Non - core Business Opportunities 16. Develop Global Joint Ventures/ Alliances 17. Make Strategic Acquisitions 1. Optimize Manufacturing Costs 2. Accelerate Strategic Sourcing Initiative 3. Optimize Inventory Mgmt. 4. Create Purchasing Consortium 9. Expand Customer Base 10. Leverage the WNC Brand. 11. Optimize and Grow Sales Channels 5. Enhance Succession Planning Process 6. Expand Leadership Development Initiatives 7. Improve Bench Strength 8. Expand Associate Development Initiatives 12. Develop & Launch Next Gen Dry Van 13. Develop & Launch Next Gen Reefer 14. Develop & Launch Fuel Savings Option Packages Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

EXECUTION OF THE STRATEGIC PLAN

		Objectives		
Achievements		Diversify the Business	Operational Excellence	Grow the Business
2007	Transportation Equipment Purchasing Consortium	✓	✓	
2008	Wabash Composites	✓	✓	✓
2008	Lafayette Transformation		✓	
2008	Benson Acquisition (assets)	✓	✓	✓
2009	Transcraft Consolidation		✓	
2012	Walker Group Acquisition	✓	✓	✓
2013	Beall Acquisition (assets)	✓	✓	✓
Ongoing	Product & Process Innovations	✓	✓	✓
		Reduce Cyclicality	Improve Profitability	Drive Top-Line Growth
		Goals		

9

10 WNC 2013 P ROFILE Wabash National Corporation Commercial Trailer Products 2012 Sales: $994M • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Retail 2012 Sales: $157M • 18 Retail L ocations in U.S. • New & Used Trailer Sales • Parts & Service Tank Services Diversified Products 2012 Sales: $311M • Walker Group • Wabash Composites • Wabash Wood Products

11 G EOGRAPHIC F OOTPRINT Corporate HQ Manufacturing Locations Company - Owned Retail Locations Dealers / Service Centers

12 I NVESTMENT H IGHLIGHTS x Diversified manufacturer and industry leader in van and tank trailer production x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing x Knowledgeable, experienced management and leadership team

2013 ANALYST/INVESTOR DAY Diversified Products May 8, 2013 Dick Giromini President and Chief Executive Officer

14 Broad Product Portfolio Serving Diverse Markets Key Statistics Recent Financial Performance Key Brands ▪ Wabash Composites, Wabash Wood Products, and Walker Group ▪ Diverse portfolio of products and services ▪ Broad customer, geographic, and end market diversification ▪ Higher growth and higher margin businesses D IVERSIFIED P RODUCTS P ROFILE -20 0 20 40 60 80 100 0 100 200 300 400 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue is prior to the elimination of intersegment sales.

2013 ANALYST/INVESTOR DAY Walker Group May 8, 2013 Dick Giromini President and Chief Executive Officer

Walker Group Profile

Key Statistics

- #1 Manufacturer of Liquid Tank Trailers (3,000+ trailers shipped in 2012), Airplane Refuelers & Engineered Products
- High Gross Margin (>20%) and Stable, Solid Cash Generation
- Key Brands: Walker, Brenner, Bulk, Beall, Garsite, Extract, TST
- Strong Growth Potential from Innovation



Diversified Products Proforma Revenue



Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

Key Customers

bhpbilliton, ADM, 3M, Bristol-Myers Squibb, ExxonMobil, Honeywell, KRAFT, SOLVAY, MERCK, AmericanAirlines, bp, NAVISTAR, Nestlé, Solvay Chemicals, Pfizer, DynCorp International, HAWK Field Services, SOUTHWEST, DFA Dairy Farmers of America, Power Fuels, safety-kleen, TERRA renewal, United Site Services

Focused on Diversified, Higher Margin Growth.

WABASH NATIONAL

16

17 Name Years With Wabash/Walker Brad Walker Vice President Finance, Walker Group 31 John Cannon Vice President of Engineering, Walker Group 26 Dave Hodorff Vice President of Operations, Walker Group 15 Dave Nick Vice President & General Manager, Engineered Products 16 Jim Miller Vice President of Sales & Marketing Transportation Products 28 E XPERIENCED L EADERSHIP T EAM Deep Industry Knowledge and Experience

18 S TRATEGIC M&A: 1 Y EAR A NNIVERSARY OF W ALKER A CQUISITION Same Criteria Applies to Organic Opportunities Growth Guidelines 1. Diversification from Concentrated Dependence on Dry Van Business 2. Gross Margins > 20% / Op. Income > 10% 3. Industry Leadership 4. Leverage Core Competencies and Capabilities to Gain Synergies 5. Long - Term Growth Potential

19 Broad Product Portfolio Serving Diverse Markets End Markets Product Type Product Category W ALKER G ROUP : 1) D IVERSIFICATION Note: 1. All information based off of 2011 revenues Geographies Transportation Products, 76% Engineered Products, 24% Manufacturing ,87% Parts & Service, 13 % U.S., 87% Asia, 5% Europe, 3% Mexico & CA, 2% Latin Am., 2% Africa/Other, 1% Chemical, 31% Dairy, Food & Bev., 27% Aviation, 15% Energy, 12% Pharma, 9% Defense, 4% Environmental, 2%

20 Strong and Resilient Financial Profile Revenue and Gross Margin W ALKER G ROUP : 2) M ARGINS Adj. EBITDA and Adj. EBITDA Margin » Industry Innovator with Leading Technology and Engineering Know - How » Capturing of Wabash/Walker Synergy » Low Cost Manufacturing Option and Superior Cost Position Margin Drivers 0% 5% 10% 15% 20% 25% 0 50 100 150 200 250 300 350 400 2009 2010 2011 Gross Margin (%) Revenue (M$) Revenue Gross Margin 0% 3% 6% 9% 12% 15% 18% 0 10 20 30 40 50 60 2009 2010 2011 Adjusted EBITDA Margin (%) Adjusted EBITDA (M$) Adj. EBITDA Adj. EBITDA Margin Notes: See Appendix for reconciliation of non - GAAP financial information

21 Liquid Trailer and Engineered Products Leader W ALKER G ROUP : 3) I NDUSTRY L EADERSHIP Market Position Products and Markets Market Share Brands # 1 ALL liquid - transportation systems in North America 33% # 1 Stainless - steel liquid - transportation systems in North America 61% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 58% # 1 Stainless - steel liquid - tank trailers for the North American food market 77% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% # 1 Isolators globally 30% # 1 Downflow booths globally 35% # 2 Stationary silos in the US 35% Source: ACT, TTMA, Polk, Walker management (as of November 2011) 76% of Total Revenues 24% of Total Revenues Transportation Products Leader Engineered Products Leader

WALKER GROUP: 4) SYNERGY

Transportation Products

Liquid Tank Trailers


Stainless-Steel Dairy Trailer


Aluminum Shale Oil Trailer

Truck-Mounted Tanks


Refined Petroleum Truck


Defense Fuel Truck

Aviation Refuelers


GARSITE
7,000 Gallon Refueler


GARSITE
10,000 Gallon Refueler

Carts and Hydrant Dispensers


Towable Hydrant Dispenser


GARSITE
Truck-Hydrant Dispensers

Engineered Products

Vertical Silos and Horizontal Storage Tanks


Stainless-Steel Vertical Silos

Processors and Mixers


WEP Processor

Downflow Booths and Containment Facilities


Pharmair Containment Booth

Isolators


Tray Dryer Isolator

On-Track to Achieve Targeted Synergies of $10 Million

22

23 Strengthened Strategic Footprint W ALKER G ROUP : 4) S YNERGY Wabash National Trailer Center Walker Parts, Services and Refurbishment Wabash Manufacturing Walker Manufacturing

24 New Product Development into the Energy Market W ALKER G ROUP : 5) G ROWTH Entry into New Products and End Markets: » In 2010, Walker / Brenner Developed and Introduced an Aluminum Shale Oil Tank Trailer, “407 Crude Tank” » Wabash Began Contract Manufacturing Carbon Steel Frac Tanks in 2011 and in 2012 Developed and Introduced its Carbon Steel Vacuum Tank Trailer Wabash Carbon Steel Frac Tank Wabash Carbon Steel Vacuum Tank Trailer Brenner Aluminum Shale Oil Tank Trailer (407)

Walker Group: 5) Growth - M&A Beall

Trailer Type	Non-Code	Code 406	Code 407	Code 407	Special Permit	Food Grade Sanitary	Code 412	High Pressure 338/331	Dry Bulk
Material	Carbon Steel	Aluminum	Aluminum	Stainless Steel	FRP	Stainless Steel	Various	Carbon Steel	Aluminum
Use	Non-Hazardous (Water)	Petroleum	Chemicals Crude Oil	Chemicals Crude Oil	Corrosive Materials	Food Products (i.e. Milk)	Corrosive Materials	Gases Cryogenic	Flours, Plastics, Sands, Cement
Avg. Industry Volume									
Offering	WABASH	BEALL	WALKER BRENNER	WALKER BRENNER BULK	WALKER BRENNER	WALKER	WALKER BRENNER BULK	TST	BEALL



Beall Aluminum Petroleum Tank Trailer (406)



Beall Aluminum Dry Bulk Trailer (Pneumatic)

Beall Acquisition Creates Broadest Tank Trailer Portfolio

WABASH NATIONAL 25

WALKER GROUP: NEW INNOVATION – TRANSPORTATION PRODUCTS

- Leveraging Wabash aerodynamic technologies used in the Vans' business by bringing the Wabash AeroSkirt® technology to tank trailers, in addition to utilizing lighter weight composites.
- Walker is heavily involved in effecting positive change to tank trailer ladder and walkway systems. Total Safety Focus.


Walker Tank Trailer with Composite Jacket and DuraPlate Aeroskirt®


Brenner Ladder & Walkway Systems

Leading the Industry Through Innovation

26

27 W ALKER G ROUP : N EW I NNOVATION – T RANSPORTATION P RODUCTS • Expanding the use of Lean Duplex tank trailers to include the most common corrosives, such as sulphuric acid. Industry Leader in Innovation / New Product Development Lean Duplex » First to Market with DOT Approved Lean Duplex » Improved Yield Strength and Reduced Trailer Weight » Alternative Material to Minimize Exposure to Volatile Nickel Prices Brenner Lean Duplex Tank Trailer

WALKER GROUP: NEW INNOVATION – ENGINEERED PRODUCTS

- Evaluating DuraPlate® as a potential external skin for our Mobile Clean Room products.

- We are heavily involved in developing the first viable sterilization system alternative in over 20 years.



Walker Barrier Systems - Mobile Clean Room


Accel

Walker Barrier Systems – Sterilization System

Growth Opportunities Through Innovation

28

29 x Industry leader in tank trailer and engineered products with the broadest portfolio x Diversified platform serving a variety of attractive end markets x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class , technologically innovative products x Stable, strong cash flow profile. Synergistic opportunities. Low cost manufacturing. x Knowledgeable, experienced management and leadership team W ALKER G ROUP H IGHLIGHTS New Markets. New Innovation. New Growth.

2013 ANALYST/INVESTOR DAY Diversified Products - Wabash Composites May 8, 2013 Jamie Scarcelli Vice President & General Manager

WABASH COMPOSITES PROFILE

Key Statistics

- Growing Product Portfolio
- Key Products: composite panels, aerodynamic trailer skirts, portable storage containers, truck bodies walls
- Brands: DuraPlate, AeroSkirt, Wabash National

DURAPLATE BY WABASH NATIONAL


STEEL INNER SKIN
FOAMED PLASTIC CORE
STEEL OUTER SKIN

Diversified Products Proforma Revenue


Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

Key Customers - Examples

PENSKE
PODS Portable On Demand Storage
SPARTAN
OLD DOMINION FREIGHT LINE
FedEx Ground
WHITING DOOR MANUFACTURING CORP.
SUPREME
MORGAN
TRANSGLOBAL

Focused on Diversified, Higher Margin Growth.

WABASH NATIONAL
31

32 Composite Panels Aerodynamic Products Mobile Solutions Custom Solutions Product Strategy Based on Leveraging P latforms to Grow. W ABASH C OMPOSITES P RODUCT P LATFORMS

33 E XTENDING P RODUCT P LATFORMS – S TRATEGIC G ROWTH I NITIATIVES Constant Process of Developing New Products and Markets. New Composite Technologies COMPOSITE PANELS New Aero Devices AERODYNAMICS Shelters, Offices, & Trailers MOBILE SOLUTIONS Innovative Solutions CUSTOM SOLUTIONS

34 C USTOM S OLUTIONS - N EW P RODUCTS E XAMPLE New DuraPlate Deck System Prior System Focus on Driving Innovative, Differentiated S olutions.

35 W ABASH C OMPOSITES - I NDUSTRY D YNAMICS Demand Drivers • Forecasted growth in Truck Body market drives DuraPlate® panel sales growth. • Housing Starts support potential moving and storage growth and need for portable storage containers. • CARB (California Air Resource Board) compliance requirements continue to drive DuraPlate® AeroSkirt® demand. 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 CARB Large Fleet Trailer Compliance Schedule* Option 1 Option 2 Source: California Air Resource Board * CARB expects 1.5 million trailers to be affected by its Tractor Trailer Greenhouse Gas regulation .

36 W ABASH C OMPOSITE H IGHLIGHTS x Five - year history of successful growth in diversified, higher margin products. x Low capital model leveraging existing intellect. x Established brand. x Leader in composite panel technology. x Growing, blue chip customer base. x Innovative, solutions - driven product development strategy. x Focus on markets and products with significant upside growth opportunities. Net Markets. New Innovation. New Growth.

2013 ANALYST/INVESTOR DAY Commercial Trailer Products May 8, 2013 Brent Yeagy Vice President & General Manager

38 CTP Operating Income Up Nearly $50 Million Since 2010 Key Statistics Recent Financial Performance - CTP Examples of Key Customers ▪ Comprehensive trailer products portfolio ▪ 2012 New Trailer Shipments: 43,600 ▪ Core products: dry vans, refrigerated vans, platform trailers ▪ Brands: Wabash National, Transcraft, Benson C OMMERCIAL T RAILER P RODUCTS : S EGMENT P ROFILE -20 0 20 40 60 80 100 0 200 400 600 800 1000 1200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue and Units are prior to the elimination of intersegment sales.

39 I NDUSTRY F ORECASTS ▪ Divergence between industry forecasters has narrowed ▪ Strong demand above replacement levels forecast for next 5 years in all CTP segments ▪ CSA & CARB continue to drive demand Strong D emand Forecasted for the Next Five Years ACT Forecast by Segment 2012 2013 2014 2015 2016 2017 Dry Van 129,543 141,750 150,000 140,000 125,000 140,000 Refrigerated 34,094 35,300 36,000 34,000 33,000 36,000 Platform 23,686 25,100 26,000 25,000 21,800 22,400 General Market Overview

40 2013 O UTLOOK : I NDUSTRY F ORECAST Strong demand above replacement levels Short - /Mid - Term Demand Drivers Source: ACT Sources: 1974 - 1989:SMCC/TBB; 1989 - 2012: ACT ▪ HOS Rules (Hours of Service) ▪ 7 - day maximum driving time reduced from 82 to 70 hours ▪ Some customers expect a “5% - 12%” impact on productivity ▪ Not currently factored into current industry forecast models ▪ Underlying Forces ▪ Age of equipment reached an all - time high in 2010 - 2011 of near ly 8.3 years ▪ Fleet population decreased by over 10% since 2008 ▪ 3+ years of significant under - buy (2008 - 2010) DRY VANS: Population & Average Age 1979 - 2017 ACT Research Co., LLC: Copyright 2013 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Population (000s) 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 9.5 10.0 10.5 Age (in Years) POPULATION AVERAGE AGE 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 1975 1980 1985 1990 1995 2000 2005 2010 Historical Industry Production Early Innings of the Replacement Cycle

41 C OMMERCIAL T RAILER P RODUCTS : S TRATEGIC I NITIATIVES Bottom Line Impact Through Channel Mix Optimization and Operational Excellence Innovation Themes Bottom Line Growth I nnovation L eader in Trailers • I ncrease productivity and utilization • Lower operating costs • Optimize weight, cube, & payload • Extend useful asset life Operational Excellence drives Margin G rowth • Velocity in operations / lean manufacturing • Sourcing excellence • Business process optimization Market Opportunities E xpansion of the Wabash Brand • Customer & channel optimization • U.S. based energy sector • U.S specialty / niche market opportunities

COMMERCIAL TRAILER PRODUCTS: LONG HISTORY OF INNOVATION




Patent Pending


COSTCO
WHOLESALE
Patent Pending





1985 | **1987** | **1996** | **2004** | **2011**

Sheet & Post Trailer
- Commodity
- Versatile
- High maintenance

FRP Trailer
- FRP (Fiberglass Reinforced Plywood)
- Added interior width
- Difficult to repair

Alum. Plate Trailer
- WNC leading industry producer
- Wide, smooth interior
- Low maintenance
- High material costs

DuraPlate® Trailer
- Durable
- Longest useful life
- Easy to repair
- Lowest total cost of ownership
- Recyclable

DuraPlate® HD
- High performance
- Extremely durable
- Heavy-duty freight applications

DuraPlate® XD-35
- The industry's only 35,000 lb. dry van floor system
- Specialty freight hauls: paper, steel coil

Legacy of Industry Leadership in Value-Added Innovation

42

INDUSTRY-LEADING PRODUCT INNOVATION

Launch	Innovation	Description
2009	TrustLock® Plus	Proprietary door locking system with single lock mechanism
2009	DuraPlate® AeroSkirt®	Aerodynamic side-faring that delivers 6% fuel savings
2009-2011	Bonding Technologies	Truck Body Sidewalls, Trailer Sidewalls, Logistics
2011	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2011	ID/Aux Stop Light	Enhanced visibility for improved highway safety
2011	Zinc-Based Coating System	Provides superior corrosion resistance and color options
2011	DuraPlate® XD-35	Heavy-duty floor system (35K) provides freight haul flexibility
2012	MaxClearance™ Overhead Door System	Maximizes door opening to improve carrier freight operations
2012	Pneumatic Door Seal	Provides superior seal for overhead door on refrigerated trailer


Patent Pending
Tire Hauler


COSTCO
WHOLESALE
Patent Pending
Combo ID/Stop Light: Brakes Applied


Patent Pending
Maximum Height Overhead Door

Customer-Focused Commercialization Process

43

Commercial Trailer Products: New Innovation

2014 Launch of LTL Bonded 28' Model

- Provides a Smooth Exterior Surface
- Reduced Weight
- Reduction in Leak Potential
- Easier to Repair



Bonded Logistics and Sky Lights


Innovative Solutions. Proven Performance.

Bonded DuraPlate® Sidewall



Bonded DuraPlate® Nose

Meeting Customer Needs with Innovative Solutions

44

COMMERCIAL TRAILER PRODUCTS: VAN INNOVATION

DuraPlate® Composite Roof System

- Provides a Smooth Exterior & Interior Surface
- Increased Cube Space due to elimination of interior roof bows (53' Van – 26 ft^3)
- Improved Puncture Resistance
- Elimination of Protective Roof Liners

DuraPlate® Composite Trailer



(U.S. Patent No.8,025,331)

MaxClearance™ Overhead Door System

- New method of adjustment (Safer & Easier)
- Automatic up-locking feature – Provides safety and an increase of usable opening by 2"
- Comprehensive system, including a narrow header, increases total door opening 4"
- Header-to-sill openings comparable to swing doors



Conventional OHD: Door scraped while unloading

Driving Fundamental Changes in Trailer Design and Use

WABASH NATIONAL

45

46 C OMMERCIAL T RAILER P RODUCTS : I NNOVATION Revolutionary Innovation NEXT GENERATION PRODUCTS AERODYNAMIC / FUEL EFFICIENCY WEIGHT REDUCTION VERSATILITY / MARKET SPECIFIC SOLUTIONS ▪ Composites ▪ High Strength Steels ▪ Processing Methods ▪ Under Carriage Wind Deflection ▪ Thermal Efficiency ▪ Nitrogen Based Cooling ▪ Energy Market Solutions ▪ Leveraging Industry Leading Design Capabilities

47 C OMMERCIAL T RAILER P RODUCTS H IGHLIGHTS x Industry leader in van and platform trailer manufacturing x Best - in - class, technologically innovative products x Leading brands and long - standing customer relationships x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing methodology x Knowledgeable, experienced management and leadership team Net Markets. New Innovation. New Growth.

2013 ANALYST/INVESTOR DAY Retail May 8, 2013 Bob Nida Vice President & General Manager

49 Brenner Tank Services Increases Geographic Footprint Key Statistics 2012 Recent Financial Performance 2012 Revenue Breakout R ETAIL : S EGMENT P ROFILE -2 -1 0 1 2 3 4 0 50 100 150 200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income ▪ Dealership model, selling new and used trailers, aftermarket parts, and repair services. ▪ 2012 New Trailer Shipments: 2,800 ▪ 2012 Used Trailer Shipments: 1,600 ▪ Brands: Tank Services New Trailers, 47% Used Trailers, 9% Parts & Service, 42% Other, 2% Segment Revenue is prior to the elimination of intersegment sales.

50 R ETAIL : W ABASH N ATIONAL T RAILER C ENTERS + B RENNER T ANK S ERVICES Strategic Footprint Providing National Service

51 R ETAIL : N EW M ARKETS /G ROWTH – M OBILE S ERVICE Mobile Service to Meet Our Customer’s Growing Needs Key Drivers ▪ CSA 2010 Compliance ▪ Asset Utilization ▪ Leverage Retail Locations in Hub and Spoke Model to Expand into New Service Locations 0 10 20 30 40 2009 2010 2011 2012 Growth in Mobile Units

52 R ETAIL : N EW G ROWTH – 3 RD P ARTY M AINTENANCE Value Added 3 rd Party Maintenance Management Key Drivers ▪ Outsourcing of Non - Core Activities by Traditional Freight Providers ▪ Wabash Ability to Provide Comprehensive Solutions : Minor to Major Repairs, National Parts Pricing, Flexible Labor ▪ Strategic Retail Locations Provide Support & Quick Response Customer Examples ▪ FedEx Ground, Phoenix – three bay operation added in 2008 ▪ FedEx Ground, Denver – three bay operation added in 2011

53 R ETAIL : N EW I NNOVATION – A FTERMARKET S UPPORT Leveraging Retail Footprint to Deliver Wabash Innovations Key Drivers ▪ Fleet Focus on Reduced Operating Costs Driving Large Scale Retrofits ▪ Strategic Location of Retail Locations to Support National Fleet Upgrades ▪ Integration with Commercial Trailer Products & Wabash Composites on Best Practices and Installation Standardization New DuraPlate Deck Systems New DuraPlate Pup AeroSkirt ▪ Installation of 5,2 00 logistic systems for major LTL carrier ▪ Installation of over 1,000 aftermarket AeroSkirts ▪ Retrofit of 300 Decking Systems completed to date Recent Examples

54 R ETAIL : N EW M ARKETS – T ANK P ARTS & S ERVICE Capture Synergy of Brenner Tank Service Expertise Key Drivers ▪ Leverage Combined Footprint to Capture Higher - Margin Tank Parts & Service ▪ Low CapEx Investment Required for Wabash National Trailer Centers ▪ Support Walker Brand Products Nationally, Including Recently Added Beall Location Status ▪ 3 Wabash National Trailer Centers Currently Tank Repair Certified: » Scranton , PA » Dallas, TX » San Antonio, TX ▪ Two a dditional Locations to be Certified in 2013 – All Locations selling Tank Parts

55 x Strategic footprint providing national support x Platform which supports the broadest product range in the industry x Integrated with OEM to deliver best practices and innovation in the aftermarket x Value added reseller of new and used trailers & parts and service x Expansion into new markets with mobile service and 3 rd party maintenance x Aging fleet equipment and tougher regulatory environment is expected to continue to drive parts and service demand x Low CapEx and synergistic expansion in higher - margin tank parts and service x Knowledgeable, experienced management and leadership team R ETAIL S EGMENT H IGHLIGHTS New Markets. New Innovation. New Growth. Tank Services

2013 ANALYST/INVESTOR DAY Financial Overview May 8, 2013 Mark Weber SVP - CFO

57 B ROADEST T RAILER P RODUCT P ORTFOLIO 2012 Shipments WNC Trailer Type Industry (1) WNC (2) Position Brands Dry Van 129,543 35,100 Refrigerated Van 34,094 4,200 Platform 23,686 3,000 Dollies 3,975 1,400 Heavy Lowbed 3,640 Medium Lowbed 8,046 Dump 7,092 Liquid Tank 7,833 3,000 (5) Dry Bulk 3,049 - (4) All Others (3) 23,032 Total 243,990 46,700 Leading Position in Over 80% of the Trailer Industry Notes: 1. Source ACT 2. Excludes 400 Truck Mounted Tanks 3. All Others includes: grain, pole & logging, livestock, refuse/transfer, 10 - 40 ton lowbed , and other miscellaneous trailer types 4. Beall asset acquisition completed on February 4, 2013 provides Dry Bulk product offering 5. 2012 Liquid Tank includes Walker shipments on a full year proforma basis

58 Non - Trailer Revenues, 18% New & Used Trailers, 82% D IVERSIFICATION OF R EVENUES …N EW P RODUCTS 2012 Revenues Non - Trailer Revenues Accelerating Growth of Higher Margin, Non - Trailer Revenues 67 59 46 67 110 258 0 50 100 150 200 250 300 2007 2008 2009 2010 2011 2012 ($ millions) ▪ Organic Growth and M&A Drive Higher Margin Non - Trailer Revenues 3 - fold from 6% of Sales in 2007 to 18% in 2012

59 338 640 1,187 1,462 200 500 800 1,100 1,400 1,700 2009 2010 2011 2012 ($ millions) ($ millions) 5 119 39 (43) (60) (30) 0 30 60 90 120 150 2009 2010 2011 2012 Notes: 1. See Appendix for reconciliation of non - GAAP financial information F INANCIAL P ROFILE …N EW G ROWTH Revenues 2012 Revenue & Operating EBITDA Set Record Levels Operating EBITDA ▪ Structural Improvements Undertaken During Downturn: Facility and Headcount Rationalization ▪ Economic Recovery: Above Replacement Level Demand ▪ Organic Growth & Innovation: Wabash Composites ▪ Strategic M&A: Tank Trailer Acquisitions of the Walker Group and Beall

60 ▪ Diversified Products Segment is Gaining Critical Mass ▪ Commercial Trailer Products & Diversified Products Are Nearly Equal Contributors to Company Performance ▪ Retail Segment Provides Support to Both Segments & Captures Additional Channel Value 47% 3% 50% D IVERSIFICATION E FFORTS G AINING T RACTION …N EW M ARKETS 86% 14% 68% 11% 21% Manufacturing Retail Commercial Trailer Products Diversified Products Retail Manufacturing Retail 100% Diversified Products Commercial Trailer Products 2007 Revenue $1.1B 2012 Revenue $1.5B 2007 Op. Inc. $26.5M 2012 Op. Inc. $70.5M Expand Commercial Trailer Products Margins Grow Diversified Products Top Line

61 Flexible Capital Structure 0 50 100 150 200 250 300 2013 2014 2015 2016 2017 2018 2019 ($ millions) Required Minimum Maturities (1)(2) Debt & Capital Lease Maturities Strong Balance Sheet & Free Cash Flow Yield • Cash Balance of $59M at 3/31/13 • Total liquidity of $200M at 3/31/13 • $142M available under revolver • 5/09/13 Term Loan re - pricing and $20M pay down reduces annualized cash interest cost by over $5M • Net working capital of ~12% of revenue • Minimal debt repayment requirements • Modest CapEx ; ~$20 million for 2013 • Appx. $111M of Income Tax NOLs at 12/31/12 $5 $5 $4 $4 $4 $154 $153 $259 (1) Excess cash flows, as defined in the TLB, may require additional mandatory pre - payment requirements; above maturities reflects only minimum obligations at 1% of principal (or ~$3M/year) (2) Schedule represents estimate of debt and capital lease maturities as of December 31, 2012 inclusive of new financing facilities and $20M pay down on May 9, 2013 Term Loan Pricing Reduced Effective Rate by 150 bps. Simultaneous Voluntary Pay Down of $20M Planned. Term Loan Senior Notes Revolver May 8, 2012 March 31, 2013 Liquidity $111M $200M Total Debt Leverage Ratio 4.4x 3.5x Net Debt Leverage Ratio 4.1x 3.1x

IMPROVED PLATFORM FOR FUTURE PROFITABILITY

Growth Drivers

- 2008 — Wabash Composites Business Launched: DURAPLATE AEROSKIRT
- 2009 — Acquired assets of BENSON leading aluminum flatbed producer
- 2011 — New Dry Van Model Launch WABASH NATIONAL DURAPLATE XD-35
- 2012 — WALKER Acquired leading liquid tanker producer
- 2013 — Acquired assets of BEALL leading regional liquid tank and dry bulk producer

2007 2008 2009 2010 2011 2012 2013

- 2007 — Mt. Sterling Plant Rationalized
- 2008 — Lafayette Transformation Dry Van productivity initiative DURAPLATE
- 2009 — Flatbed Facility Consolidation Transcraft
- 2009 — Truck Mount Facility Rationalization progress tank
- 2012 — Paint Capacity Expansion Transcraft
- 2013 — Targeted Walker Synergies of $10M WABASH NATIONAL + WALKER

Productivity Drivers

Growth Drivers Expand Into Higher-Margin Opportunities
Productivity Drivers Improving Cost Profile and Profitability

WABASH NATIONAL 62

63 2008 E XPECTATIONS …5 Y EARS L ATER Expectations 2007 Long - term (1) 2012 Revenue $1.1B >$ 1.5B $1.5B Market Share (total trailers) 21% 23% 20% Non - trailer Revenue (2) <$5M > $75M $178M Gross Margins 8% > 10% 11% EBITDA Margins 4.6% > 8% 8.1% Notes: (1) As presented in the March 26, 2008 Analyst Day presentation (2) Represents Diversified Products Non - trailer Revenues 2012 Results Met or Exceeded Long - term Financial Targets

64 F INANCIAL H IGHLIGHTS x Significant recovery of top line and bottom line since 2009 ▪ R ecord revenue $1.5 Billion in 2012 x Strong Margin & Earnings Growth ▪ 2012 Gross m argin achieves double digit level at 11.2% ▪ Record o perating EBITDA of $119 Million in 2012 x Solid Cash Generation ▪ LTM EBITDA $133 Million ▪ Reduced c ash taxes through 2014 ($111 Million of NOLs @ 12/31/12) ▪ Working capital requirements approximately 12% of revenue x Flexible and Cost Effective Capital Structure ▪ Term Loan Amendment – Effective Interest Rate lowered 150 basis points and $20 Million of Term Loan Debt Prepayment on May 9, 2013 ▪ No Significant Debt Due until 2018 x Significantly More Diversified Industrial Manufacturing Profile ▪ Non - trailer revenue growth provides stable, higher margin businesses with opportunity to accelerate earnings growth Cash Flow and Flexibility to Execute our Growth Strategy

2013 ANALYST/INVESTOR DAY Closing Remarks May 8, 2013 Dick Giromini President and Chief Executive Officer

66 2007 S TRATEGIC P YRAMID : E XECUTABLE I NITIATIVES 15. Develop New Non - core Business Opportunities 16. Develop Global Joint Ventures/ Alliances 17. Make Strategic Acquisitions 1. Optimize Manufacturing Costs 2. Accelerate Strategic Sourcing Initiative 3. Optimize Inventory Mgmt. 4. Create Purchasing Consortium 9. Expand Customer Base 10. Leverage the WNC Brand. 11. Optimize and Grow Sales Channels 5. Enhance Succession Planning Process 6. Expand Leadership Development Initiatives 7. Improve Bench Strength 8. Expand Associate Development Initiatives 12. Develop & Launch Next Gen Dry Van 13. Develop & Launch Next Gen Reefer 14. Develop & Launch Fuel Savings Option Packages Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

67 Strong Operational Platforms Positioned for Future Growth Wabash National Corporation Diversified Products Retail Commercial Trailer Products • Customer focused total cost of ownership through best in class product offerings • Lean manufacturing focus and productivity improvements • Enhanced product and channel mix management • Industry leading product innovations P ROFITABILITY D RIVERS • New product development leveraging intellectual capabilities • Capturing synergies of acquired businesses • Expansion of customer base and distribution channels • Strategic M&A growth opportunities • Leverage expanded footprint to cross sell and capture higher margin opportunities • Expansion of mobile service capabilities • Increased management of 3 rd party fleet maintenance • Growth of national service contracts

68 L ONG - T ERM S TRATEGIC O BJECTIVES Expectations 2011 2012 Long - term Revenue $1.2B $1.5B >$ 2.0B Diversified Products Revenue (1) $107M $178M > $600M Gross Margins 5.6% 11.0% > 13% EBITDA Margins 3.3% 8.1% > 10% Net Leverage (2) 1.3x 3.1x < 2.0x Notes: (1) Diversified Products segment revenues prior to eliminations Growth and Diversification Strategy Intact

69 I NVESTMENT H IGHLIGHTS x Diversified manufacturer and industry leader in van and tank trailer production x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing x Knowledgeable, experienced management and leadership team Net Markets. New Innovation. New Growth.

2013 ANALYST/INVESTOR DAY Question & Answer Session

2013 ANALYST/INVESTOR DAY Wabash National Corporation May 8, 2013

72 R ECONCILIATION OF N ON - GAAP M EASURES Notes: - This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA - Totals reported above may not foot due to rounding ($ in millions) 2007 2008 2009 2010 2011 2012 Net income (loss) 16$ (126)$ (102)$ (142)$ 15$ 106$ Income tax expense (benefit) 8$ 17$ (3)$ (0)$ 0$ (57)$ Increase in fair value of warrant -$ -$ 33$ 122$ -$ -$ Interest expense 6$ 5$ 4$ 4$ 4$ 22$ Depreciation and amortization 20$ 22$ 20$ 17$ 16$ 26$ Stock-based compensation 4$ 5$ 3$ 4$ 3$ 5$ Impairment of goodwill -$ 66$ -$ -$ -$ -$ Acquisition expenses -$ -$ -$ -$ -$ 17$ Other non-operating (income) expense (4)$ 0$ 1$ 1$ 1$ 0$ Operating EBITDA 50$ (11)$ (43)$ 5$ 39$ 119$ % of sales 4.6% -1.3% -12.8% 0.8% 3.3% 8.1%

73 R ECONCILIATION OF N ON - GAAP M EASURES 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net (loss) income (213)$ (200)$ (136)$ (142)$ 1$ 10$ 13$ 15$ 17$ 16$ 33$ 106$ 106$ Income tax expense (benefit) (3)$ (3)$ (3)$ (0)$ (0)$ (0)$ (0)$ 0$ (0)$ 1$ 2$ (57)$ (53)$ Increase (Decrease) in fair value of warrant 160$ 158$ 101$ 122$ (5)$ (3)$ -$ -$ -$ -$ -$ -$ -$ Interest expense 4$ 4$ 4$ 4$ 4$ 4$ 4$ 4$ 4$ 8$ 15$ 22$ 29$ Depreciation and amortization 19$ 19$ 18$ 17$ 16$ 16$ 16$ 16$ 15$ 19$ 22$ 26$ 32$ Stock-based compensation 3$ 3$ 3$ 4$ 3$ 3$ 3$ 3$ 4$ 4$ 5$ 5$ 6$ Impairment of goodwill -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ Acquisition expenses -$ -$ -$ -$ -$ -$ -$ -$ 2$ 15$ 17$ 17$ 16$ Other non-operating expense (income) 1$ 2$ 1$ 1$ 1$ 1$ 1$ 1$ 1$ -$ (0)$ 0$ (2)$ Operating EBITDA (28)$ (17)$ (12)$ 5$ 20$ 30$ 36$ 39$ 42$ 62$ 93$ 119$ 133$ % of sales -8.2% -4.3% -2.5% 0.8% 2.5% 3.2% 3.3% 3.3% 3.4% 4.7% 6.7% 8.1% 8.8% 2010 2011 2012 Trailing Twelve Months Operating EBITDA For Quarter Ending Notes: - This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non - GAAP measure o f Operating EBITDA - Totals reported above may not foot due to rounding

74 R ECONCILIATION OF N ON - GAAP M EASURES – W ALKER ($ in millions) Note: This table reconciles annual net income for the periods presented to the non - GAAP measure of Adjusted EBITDA (1) 2009 includes charges related to prior acquisitions, an asset impairment, restructuring and the relocation of certain operations; 2010 includes charges related to restructuring; and 2011 includes charges related to an asset impairment and production optimization efforts. (2) The calculation of Adjusted EBITDA is not intended to be the same as the calculation of Operating EBITDA as presented for Wab ash . (3) Totals reported above may not foot due to rounding 2009 2010 2011 Net income 7$ 11$ 28$ Income tax expense 0$ 0$ 0$ Interest expense, net 11$ 10$ 10$ Depreciation and amortization 8$ 7$ 7$ (Deficit) Excess bonus adjustment (1)$ (1)$ 6$ Other adjustments (1) 6$ 2$ 2$ Adjusted EBITDA (2) 30$ 29$ 53$